[USAA
EAGLE
LOGO (R) ]
USAA AGGRESSIVE GROWTH FUND
(Fund Shares and Institutional Shares)
SUPPLEMENT DATED APRIL 11, 2012
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2011

The second paragraph under the Winslow Capital section found on page 10 of the USAA Aggressive Growth Fund's prospectus has been deleted and replaced with the following:

Under normal market conditions, Winslow employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by Winslow.

97526-0412